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EXHIBIT 10.4







                           FIRST AMENDED AND RESTATED

                            ITC LEARNING CORPORATION

                          EMPLOYEE STOCK OWNERSHIP PLAN

                                 TRUST AGREEMENT


                          DATED AS OF DECEMBER 2, 1997


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                                TABLE OF CONTENTS

A.   Definitions..........................................................     2

B.   The Trust Assets.....................................................     2

C.   Investment...........................................................     3

D.   Trustee's Powers.....................................................     4

E.   Voting Company Stock.................................................     6

F.   Nominees.............................................................     6

G.   Records..............................................................     7

H.   Reports..............................................................     7

I.   Distributions........................................................     7

J.   Signatures...........................................................     8

K.   Expenses.............................................................     8

L.   Liability............................................................     9

M.   Amendment and Termination............................................     9

N.   Irrevocability.......................................................     9

O.   Resignation or Removal of Trustee....................................    10

P.   Acceptance...........................................................    11


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                           FIRST AMENDED AND RESTATED

                            ITC LEARNING CORPORATION

                  EMPLOYED STOCK OWNERSHIP PLAN TRUST AGREEMENT

       THIS TRUST AGREEMENT (this "Agreement") is originally dated as of March 11, 1992, and is hereby amended and restated as of December 2, 1997, by and between ITC Learning Corporation, a Maryland corporation (formerly known as Industrial Training Corporation) (the "Company"), and Robert F. VanStry and Barbara Gibson, comprising the Board of Trustees of the Trust defined below (collectively the "Trustee" and each individually an "individual Trustee").

                                   WITNESSETH

       WHEREAS, the Company has adopted the ITC Learning Corporation Employee Stock Ownership Plan (the "Plan"), which consists of a leveraged employee stock ownership plan and a stock bonus plan, effective as of January 1, 1992; and

       WHEREAS, the Company has adopted the Plan in order to facilitate the acquisition of equity ownership in the Company by the employees of the Company and to carry out the general and specific provisions set forth in Article I of the Plan, all in compliance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Internal Revenue Code of 1986, as amended (the "Code");

       WHEREAS, the Company has appointed the individual Trustees to serve as the Board of Trustees under the Plan, and the individual Trustees have agreed to so serve;


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       WHEREAS, Arthur Rosenberg and Albert P. Anderson have resigned their positions as Trustees on the Board of Trustees under the Plan and the Company has accepted their respective resignations;

       WHEREAS, the Company has appointed Barbara Gibson to serve as a Trustee on the Board of Trustees under the Plan and Barbara Gibson has agreed to so serve;

       WHEREAS, the Company has designated the Plan and this Trust as constituting a plan and trust intended to qualify under sections 401(a) and 4975(e)(7) of the Code and to be exempt from income taxation under section 501(a) of the Code; and

       WHEREAS, the Company desires to amend and restate this Agreement to reflect the current composition of the Board of Trustees under the Plan.

       NOW THEREFORE, the parties do hereby agree that the following shall constitute the Trust Agreement:

       A. DEFINITIONS. The definitions of certain words in the Plan shall apply to this Agreement wherever applicable. Each gender includes the others, and the singular includes the plural.

       B. THE TRUST ASSETS. Employer Contributions shall be paid to the Trustee from time to time in accordance with the Plan. All contributions to the Trust and all investments thereof, together with all accumulations, accruals, earnings and income with respect thereto, shall be held by the Trustee in trust hereunder as the Trust Assets. The Trust Assets shall be used to repay a Loan and shall be invested by the Trustee in Company Stock, as provided in the Plan.


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The Trustee shall not be responsible for the administration of the Plan, maintaining any records of Participants' Accounts under the Plan, or the computation of or collection of contributions, but shall hold, invest, reinvest, manage, administer, and distribute the Trust Assets, as directed by the Committee and as provided herein, for the exclusive benefit of Participants (and their Beneficiaries).

       C.     INVESTMENT.

       (1) The Trustee shall invest and reinvest the Trust Assets primarily in Company Stock by applying Employer Contributions paid to the Trust in cash to make payments or prepayments of principal and interest on a Loan or by otherwise applying Employer Contributions to purchase Company Stock, in accordance with the terms of the Plan and this Agreement. Except as provided in Paragraph I below, the Trustee may dispose of Company Stock only if the Committee so approves in writing. The Trustee may also, as directed by the Committee, place Trust Assets in savings accounts and certificates of deposit, short-term securities, stocks and bonds of corporations, annuity contracts, any kind of investment company or fund (open-end or otherwise), a common trust fund (including a common trust fund maintained by the Trustee, the terms of which are hereby incorporated by reference) for the investment of qualified employee benefit trusts or in any other kind of realty or personalty desirable for the Trust, without regard to whether or not such investment is an authorized or appropriate investment for trustees under any state laws applicable thereto.

       (2) Any purchase of Company Stock using the proceeds of a Loan to the Trust shall be effected by the Trustee without direction from the Board of Directors or the Committee pursuant to the Trustee's determination, in the exercise of its reasonable judgment after


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consultation with such advisors as it reasonably deems necessary, that such purchase transaction is in the best interests of the Participants and Beneficiaries and that the purchase transaction and the terms and conditions of such Loan are in compliance with all applicable provisions of the Code and ERISA. As directed by the Committee, the Trustee shall refinance any Loan used to acquire Company Stock and, in connection with any such refinancing, shall repay any such Loan.

       (3) The Trustee shall hold Company Stock for the benefit of Participants until otherwise directed by the Committee pursuant to the provisions of the Plan. Notwithstanding the foregoing, the Trustee shall, as directed by the Committee, apply, use or distribute dividends declared and paid in cash with respect to Company Stock then held in the Trust, separately with respect to (i) dividends on then allocated shares of Company Stock and (ii) dividends on then unallocated shares of Company Stock, each at the time such cash dividends are paid, to: (w) make payments and prepayments of principal and interest on a Loan; or (x) acquire additional shares of Company Stock; or (y) distribute such dividends in cash to Participants pro rata based on the respective number of shares of Company Stock then allocated to each Participant's Account; or (z) hold and invest such amounts under the terms of the Plan and this Agreement. In the event that cash dividends are used to acquire additional shares of Company Stock, such acquisition shall be made by the Trustee to the extent and in the manner permitted under the Code and ERISA.

       (4) The Trustee may in good faith rely without liability upon the valuation of Company Stock as determined by the Company or by an Independent Appraiser.

       D. TRUSTEE'S POWERS. As directed by the Board of Directors or the Committee, the Trustee shall have the authority and power to:


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       (1)    Sell, transfer, mortgage, pledge, lease, or otherwise dispose of, or grant options with respect to any Trust Assets at public or private sale;

       (2) Borrow funds (including from the Company or any stockholder of the Company) to finance the acquisition of Company Stock, giving a note as Trustee with such reasonable interest and security for the Loan as may be appropriate or necessary; provided that (i) any such borrowing shall comply with the provisions of Section 5.04 of the Plan, (ii) any collateral pledged by the Trustee shall be limited to Company Stock acquired with the proceeds of such Loan and recourse thereunder shall be limited to such Company Stock, and (iii) if permitted by Treasury Regulation section 54.4975-7, all dividends, distributions, rights, proceeds and other property at any time and from time to time received, receivable or otherwise distributable in respect of, in exchange for, upon the conversion of, or in substitution of such Company Stock and such collateral shall be released from pledge as Loan principal is repaid;

       (3) Vote any stocks (including Company Stock, as provided in Paragraph E and in Article VIII of the Plan), bonds or other securities held in the Trust, or otherwise consent to or request any action on the part of the issuer in person or by proxy;

       (4) Give general or specific proxies or powers of attorney with or without powers of substitution;

       (5) Participate in reorganizations, recapitalizations, consolidations, mergers, and similar transactions with respect to Company Stock or any other securities;

       (6) Deposit such Company Stock or other securities in any voting trust, or with any protective or like committee, or with a trustee or with depositories designated thereby;


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       (7)    Exercise any option, subscription rights, put rights, and
conversion privileges;

       (8) Sue, defend, compromise, arbitrate, or settle any suit or legal proceeding to which the Trustee or the Plan is or is threatened to be made a party or any claim due to the Trust Fund or on which the Trust Fund is liable;

       (9) Contract or otherwise enter into transactions as Trustee with the Company or any stockholder of the Company, for the purpose of acquiring or selling Company Stock; and

       (10) Perform all acts which the Trustee shall deem necessary or appropriate and exercise any and all powers and authority of the Trustee under this Agreement.

       E. VOTING COMPANY STOCK. The Trustee shall vote and/or respond to a tender or exchange offer with respect to shares of Company Stock held by the Trustee as part of the Trust Assets in accordance with instructions received from the Committee and with applicable provisions of the Plan. Without limiting the generality of the foregoing, with respect to any matter submitted to the stockholders of the Company, (i) the Trustee shall vote and/or tender shares allocated to the Accounts of Participants in the manner instructed by such Participants, and (ii) the Trustee shall vote and/or tender unallocated shares, and allocated shares for which no instructions are received, in the same proportion as it votes and/or tenders shares of Company Stock in respect of which instructions had been received from Participants.

       F. NOMINEES. The Trustee may register any securities or other property held by it as Trust Assets hereunder in its own name or in the name of its nominees with or without the addition of words indicating that such securities are held in a fiduciary capacity, and may hold any


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securities in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust.

       G. RECORDS. The Trustee shall keep accurate and detailed accounts of all investments, receipts and disbursements, and other transactions hereunder, and all accounts, books, and records relating thereto shall be open to inspection by any person designated by the Committee at all reasonable times. The Trustee shall maintain such records, make such computations, and perform such ministerial acts as the Committee may from time to time request.

       H. REPORTS. Within a reasonable time after December 31, or following the removal or resignation of any individual Trustee, and as of any other date specified by the Committee, the Trustee shall file a report with the Committee. This report shall show all purchases, sales, receipts, disbursements, and other transactions effected by the Trustee during the year or period for which the report is filed, and shall contain an exact description, the costs as shown on the Trustee's books, and the fair market value as of the end of such period, of every asset held in the Trust and the amount and nature of any debt obligation owed by the Trust.

       I. DISTRIBUTIONS. The Trustee shall make distributions from the Trust as directed by the Committee, at such times and in such number of shares of Company Stock, and such amounts of cash, if applicable, to the person entitled thereto under the Plan. Any undistributed part of a Participant's Capital Accumulation shall be retained in the Trust until the Committee directs its distribution. Where distribution is directed in Company Stock, the Committee or the Trustee shall cause the Company to issue an appropriate stock certificate or certificates to the person entitled thereto, to be delivered to such person by the Committee; provided that the Committee and the Trustee shall comply with any applicable provisions of the


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Plan relating to the repurchase of such Company Stock by the Trust or by the
Company. In the event that all or a portion of a Participant's Capital Accumulation is to be distributed in cash, it shall be paid by the Trustee furnishing its check to the Committee for delivery to the Participant (or Beneficiary). Shares of Company Stock distributed by the Trustee may include such legend restrictions as the Company may reasonably require in order to insure compliance with applicable federal or state securities laws.

       J. SIGNATURES. All communications required hereunder from the Company or the Committee to the Trustee shall be in writing signed by an officer of the Company or a member of the Committee authorized to sign on its behalf. The Committee shall authorize one or more individuals to sign on its respective behalf all communications required hereunder. The Company shall at all times keep the Trustee advised of the names and specimen signatures of all individuals authorized to sign on behalf of the Company. The Trustee shall be fully protected in relying on any such communication and shall not be required to verify the accuracy or validity thereof unless it has reasonable grounds to doubt the authenticity of any signature. If, after request, the Trustee does not receive instructions from the Committee on any matter in which instructions are required hereunder, the Trustee shall act or refrain from acting as it may determine.

       K. EXPENSES. The Trustee may employ suitable agents and counsel who may be counsel for the Company. The reasonable expenses incurred by the Trustee in the performance of its duties hereunder, and all other proper charges and administrative expenses of the Plan and Trust shall be paid out of Trust Assets; however, the Company may pay all or any portion of such expenses. An individual Trustee shall not be entitled to compensation for services as Trustee hereunder.


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       L.     LIABILITY. The Trustee shall assume the responsibility and liability for the prudence of investments under subparagraph C(3). Except as provided in subparagraph C(3), the Trustee shall not be liable for the making, retention, or sale of any investment or reinvestment made by it as herein provided, nor for any loss to or diminution of the Trust Assets, nor for any action it takes or refrains from taking in accordance with proper direction of the Committee. The Company shall fully indemnify the Trustee and hold it harmless from loss or liability, including reasonable legal fees, which the Trustee sustains in discharging its duties and responsibilities under this Agreement, unless such loss or liability results from the Trustee's willful misconduct or gross negligence. Notwithstanding the foregoing, the indemnification provided in this Paragraph shall be in addition to any rights of indemnification which the Trustee may be entitled to under the provisions of the Plan or otherwise. The Trustee shall not be required to pay interest on any part of the Trust Assets which are held uninvested pursuant to the Committee's direction.

       M. AMENDMENT AND TERMINATION. The Company's Board of Directors shall have the right at any time, by an instrument in writing, duly executed and delivered to the Trustee, to modify, alter, or amend this Agreement, in whole or in part, and/or to terminate the Plan and Trust, in accordance with the express provisions of the Plan. In no event, however, shall the duties, powers, or liabilities of the Trustee hereunder be changed without its prior written consent.

       N. IRREVOCABILITY. Subject to the provisions of Paragraph M above, and Article XII of the Plan, this Trust is declared to be irrevocable and, except as expressly permitted under the Plan, at no time shall any part of the Trust Assets revert to any Employer or be used for or be diverted to purposes other than for the exclusive benefit of Participants (and their


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Beneficiaries). However, the Company may, by notice in writing to the Trustee, direct that all or part of the Trust Assets be transferred to a successor trustee under a trust which is for the exclusive benefit of such Participants (and their Beneficiaries) and which satisfies the requirements of section 401(a) of the Code; and thereupon the Trust Assets, or any part thereof, subject to any outstanding Loans and accrued interest attributable thereto, shall be paid over, transferred, or assigned to said successor trustee, free from the Trust created hereunder; provided, however, that no part of the Trust Assets may be used to pay contributions of an Employer under any other plan maintained by it for the benefit of its Employees.

       O.     RESIGNATION OR REMOVAL OF TRUSTEE.

       (1) Any individual Trustee may resign at any time upon thirty (30) days' written notice to the Company. Any individual Trustee may be removed at any time by the Company upon thirty (30) days' written notice to that Trustee. Upon the receipt of instructions or directions from the Committee with which an individual Trustee is unable or unwilling to comply, an individual Trustee may resign, upon notice in writing to the Company or the Committee given within a reasonable time under the circumstances then prevailing, after the receipt of such instructions or directions. Notwithstanding any other provisions hereof, in the event that an individual Trustee resigns, that individual Trustee shall have no liability to the Company, or any Participant (or Beneficiary), for failure to comply with such instructions or directions.

       (2) Upon resignation or removal of any individual Trustee, the Company shall appoint a successor trustee or trustees. The successor trustee shall have the same powers and duties as are conferred upon the Trustee hereunder. In the event that the Trustee is replaced by an institutional Trustee, the Trustee shall assign, transfer, and pay over to such successor trustee


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all the Trust Assets, together with such records or copies thereof as may be necessary to the successor trustee.

       P. ACCEPTANCE. The Trustee hereby accepts this Trust and agrees to hold the existing Trust Assets, and all additions and accretions thereto, subject to all the terms and conditions of this Agreement, which shall be interpreted and construed under the laws of the Commonwealth of Virginia to the extent that such laws are not superseded by the laws of the United States. In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Agreement, but shall be fully severable, and the Agreement shall be construed and enforced as if the illegal or invalid provision had never been inserted herein.






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IN WITNESS WHEREOF, the Company and the Board of Trustees have hereby agreed to the terms of this Trust Agreement, executed the day and year first above written.


                                 ITC LEARNING CORPORATION

                                 By:
                                        ----------------------------------------

                                 Title:
                                        ----------------------------------------

                                 BOARD OF TRUSTEES:

                                 By:             /s/ Robert F. VanStry
                                        ----------------------------------------
                                        Robert F. VanStry, not in his individual
                                        capacity but as Trustee

                                 By:             /s/ Barbara Gibson
                                        ----------------------------------------
                                        Barbara Gibson, not in her individual
                                        capacity but as Trustee




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